Exhibit 99.1

WaferGen Bio-systems Announces Stockholder Approval of Merger with Takara Bio

FREMONT, Calif., November 15, 2016 /PRNewswire/ -- WaferGen Bio-systems, Inc. (NASDAQ: WGBS), a publicly held genomics technology company (“WaferGen”), today announced that its stockholders have approved the adoption of the previously announced merger agreement by and among WaferGen, Takara Bio USA Holdings, Inc. (“Takara Bio”) and certain other parties thereto.

“We are very pleased with the outcome of today’s vote and thank all of our stockholders for their support,” said Rollie Carlson, Ph.D., President and Chief Executive Officer of WaferGen. “We are confident that our merger with Takara Bio is the best outcome for WaferGen and our stockholders and look forward to closing the transaction in the first quarter of 2017.”

Pursuant to the merger agreement, upon completion of the contemplated merger, WaferGen will become a wholly owned subsidiary of Takara Bio and WaferGen’s outstanding equity securities will be automatically converted into the right to receive a cash payment, as more fully described in the proxy statement filed by WaferGen with the Securities and Exchange Commission on September 15, 2016.

The merger remains subject to customary closing conditions set forth in the merger agreement and is expected to close in the first quarter of 2017.

About WaferGen

WaferGen is a biotechnology company that offers innovative genomic technology solutions for single-cell analysis and clinical research. The ICELL8™ Single-Cell System is a first of its kind system that can isolate thousands of single cells and processes specific cells for analysis, including Next Generation Sequencing. The system has demonstrated unbiased isolation of single cells from solid tumors, brain cells, pulmonary airway cells, and multiple cell lines. The SmartChip™ platform can be used for profiling and validating molecular biomarkers, and can perform massively-parallel singleplex PCR for one-step target enrichment and library preparation for clinical NGS. The Apollo 324™ system can be used to process DNA and RNA from clinical samples to next generation sequencing ready libraries. These technologies offer a powerful set of tools for biological analysis at the molecular and single-cell level in the life sciences, pharmaceutical, and clinical laboratory industries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections.

Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this press release may address the following subjects among others: statements regarding the anticipated closing of the Takara Bio merger agreement, sufficiency of our capital resources, expected operating losses, expected revenues, expected expenses, expected cash usage, our expectations regarding our development of future products including single cell analysis technologies and our expectations concerning our competitive position and business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

CONTACT INFORMATION:

WaferGen Bio-systems, Inc.
Rollie Carlson
510-277-3417
Rollie.Carlson@wafergen.com